UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report (Date of Earliest
                       Event Reported): November 16, 2004

                               COMDIAL CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)

         Delaware                       0-9023               94-2443673
----------------------------            ------               ----------
(State or other jurisdiction          (Commission           (IRS Employer
     of incorporation)                File Number)        Identification No.)

       106 Cattlemen Road
        Sarasota, Florida                                       34232
        -----------------                                       -----
(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (941) 554-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      On November 18, 2004, Comdial Corporation announced that Travis L. Provow, Director, has resigned from the Company's Board of Directors effective November 16, 2004. Mr. Provow will be succeeded by Inder Tallur. A copy of the press release is furnished herewith as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

(c)   Exhibits

Exhibit Number    Description
--------------    -----------
99.1              Press Release issued by Comdial Corporation on November 18,
                  2004 reporting director resignation and succession.

The information in this Form 8-K, including the accompanying exhibit, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 COMDIAL CORPORATION

                                                 By: /s/  Kenneth M. Clinebell
                                                     -------------------------
                                                     Kenneth M. Clinebell
                                                     Chief Operating Officer
                                                     Chief Financial Officer and
                                                     Senior Vice President

Dated: November 18, 2004

EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------

99.1 Press Release issued by Comdial Corporation on November 18, 2004 reporting Director resignation and succession.


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